EX-99.j

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and “Financial Statements” in the Statement of Additional Information in this Registration Statement (Form N-1A)(Post-Effective Amendment No. 69 to File No. 033-40991; Amendment No. 69 to File No. 811-06322) of Delaware Pooled Trust, and the caption “Other Information” in the October 31, 2010 Annual Reports of The Large-Cap Growth Equity Portfolio, The Large-Cap Value Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Select 20 Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Real Estate Securities Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio incorporated by reference in this Registration Statement.

/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 25, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 21, 2010, relating to the financial statements and financial highlights which appear in the October 31, 2010 Annual Report to Shareholders of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Emerging Markets Portfolio II, The Global Real Estate Securities Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (fifteen of the series constituting Delaware Pooled Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights”, “Independent Registered Public Accounting Firm” and "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 17, 2010, relating to the financial statements and financial highlights which appear in the October 31, 2010 Annual Report to Shareholders of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights” and "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2011